Exhibit 99.1

For Financial Inquiries, Contact:
Lynne Farris
Sybase Investor Relations
lfarris@sybase.com
(925) 236-8797

For Press Inquiries, Contact:
Heather Peterson
Sybase Public Relations
heatherp@sybase.com
(925) 236-6517

SYBASE REPORTS STRONG 2005 SECOND QUARTER RESULTS,
EXCEEDING FIRST CALL CONSENSUS ESTIMATES

Year-Over-Year Synopsis:

s	Total Revenue Increases 9%

s	Database License Revenue Increases 19%

s	Mobile & Wireless Business Grows 21%

s	Pro Forma and GAAP Operating Income Increase 48%and 76%, Respectively

DUBLIN, Calif. – July 21, 2005 – Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and wireless software, today reported that total revenues for the quarter increased 9% to $204.4 million from total revenues of $188.0 million for the second quarter of 2004. License revenues increased 12% to $67.9 million for the second quarter ended June 30, 2005 compared with the same quarter a year ago.

     Pro forma operating income for the 2005 second quarter increased to $34.3 million, representing 17% operating margin, compared with pro forma operating income of $23.1 million, or 12% operating margin, for the second quarter of 2004.

     Operating income for the 2005 second quarter calculated in accordance with generally accepted accounting principles (GAAP) increased to $28.1 million, representing 14% operating margin, compared with operating income of $16.0 million, or 8% operating margin for the second quarter of 2004.

     Pro forma net income for the second quarter reached $25.0 million, or earnings of $0.27 per share on a diluted basis (EPS). This compares with pro forma net income of

$17.3 million, or EPS of $0.18 for the 2004 second quarter. GAAP net income for the 2005 second quarter was $15.9 million, or EPS of $0.17. This compares with GAAP net income of $12.8 million, or EPS of $0.13 for the second quarter of 2004. Pro forma amounts exclude amortization of certain expenses including certain purchased intangibles, unearned stock-based compensation, and restructuring costs. Accompanying this release is a reconciliation of pro forma and GAAP amounts for the second quarter ended June 30, 2005.

     “We’re very pleased with the better-than-expected results this quarter, as we executed well across all segments of our business,” said John Chen, chairman, CEO, and president of Sybase. “Our flagship database business continued to generate strong license revenue gains this quarter, and the mobile/wireless segment remains a healthy growth driver. Furthermore, cash flow from operations remains strong, and operating margins improved significantly year-over-year, even as we invested in two technology acquisitions and increased headcount.

     “Everything came together well this quarter. The business pipeline appears solid, the sales execution is strong, and our leading-edge technology is winning new customers. We have many reasons to be optimistic about our prospects for the future,” concluded Mr. Chen.

Balance Sheet and Other Data

     At June 30, 2005, Sybase reported $913.4 million in cash and cash investments, including restricted cash of $7.7 million. The company generated $46.8 million in cash flow from operations in the second quarter.

     Sybase repurchased approximately $5.0 million worth of its stock during the 2005 second quarter. Approximately $93.7 million remains authorized in the company’s current share repurchase program.

     Days sales outstanding for the second quarter was 46 days.

Conference Call and Webcast Information

     The Sybase 2005 second quarter conference call and simultaneous Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time, on Thursday, July 21, 2005. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference call ends and will be available until 10 p.m. Pacific Time on July 28, 2005. To access the replay, please dial (888) 203-1112 for domestic access and (719) 457-0820 for international callers; the access code for the telephone replay is #8940888. Additionally, the archived Webcast will be available through October 19, 2005.

About Sybase, Inc.

     Sybase is the largest global enterprise software company exclusively focused on managing and mobilizing information from the data center to the point of action. Sybase provides open, cross-platform solutions that securely deliver information anytime, anywhere, enabling customers to create an information edge. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase Website: http://www.sybase.com.

Forward-Looking Statements

     Certain statements in this release concerning Sybase, Inc. and its prospects and future growth are forward-looking and involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward-looking statements include, but are not limited to, the performance of the global economy and growth in software industry sales; possible disruptive effects of organizational or personnel changes; the success of certain business combinations engaged in by the company or by competitors; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; and other factors described in Sybase, Inc.’s reports filed with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2004 and its quarterly report on Form 10-Q for the three-month period ended March 31, 2005.

Sybase Second Quarter 2005 Selected Highlights

Sybase announcements during the second quarter of 2005 expanded upon the company’s leadership in the mobile enterprise computing market, with particular focus on the extension of new product offerings. Additionally, Sybase broadened its reach with key strategic acquisitions and partnerships.

In Q2 2005, Sybase:

Mobile Enterprise Computing:

•	Announced additional investments in Sybase’s information management technology portfolio with the acquisition of Avaki Corporation’s technology and assets: http://www.sybase.com/detail?id=1035535

•	Acquired ISDD Ltd., a privately held provider of unstructured data management solutions, to expand and differentiate the company’s innovative information management and mobility solutions: http://www.sybase.com/detail?id=1035536

•	Announced the availability of RFID Enterprise, an end-to-end RFID solution: http://www.sybase.com/detail?id=1035269

•	Debuted availability for AvantGo®, a service of Sybase subsidiary iAnywhere Solutions™, on the Research in Motion BlackBerry platform, providing millions of BlackBerry users wireless access to the service, demonstrating continued leadership in mobile content delivery: http://www.ianywhere.com/press_releases/bb_avantgo.html

•	Announced extended support for SQL Anywhere Studio® from Sybase subsidiary iAnywhere Solutions to include Microsoft Windows x64 platforms, furthering the company’s successful track record of developing innovative and industry-leading solutions to meet enterprise-class customer needs: http://www.ianywhere.com/press_releases/sqlany_windows_x64.html

•	Debuted an upgraded version of Afaria® frontline management and security software from Sybase subsidiary iAnywhere Solutions, expanding management and security capabilities for wireless devices and allowing enterprises to easily leverage the always-on capabilities of this rapidly growing class of mobile technology: http://www.ianywhere.com/press_releases/afaria_53.html

New Product Initiatives:

•	Announced general availability of Risk Analytics Platform, a unique consolidated risk and trade data repository capable of capturing and consolidating high-volume market data feeds with massive historical data sets for faster, more effective trading applications: http://www.sybase.com/detail?id=1035696

•	Announced Sybase WorkSpace, a unified Eclipse-based application development environment, enabling developers to quickly build and deliver applications for service-oriented architectures (SOA):http://www.sybase.com/detail?id=1036200

Announced Financial Fusion’s TradeForce™ Suite that specializes in electronic trading connectivity and financial messaging, extends its support to include STEP, a FIX 4.4 based trading message protocol, a new securities trading standard of the Chinese Securities Regulatory Commission (CSRC): http://www.sybase.com/detail?id=1036794

Customer Deployments:

•	Announced that Cesar Castillo, a pharmaceutical and consumer products wholesale distributor and third-party logistics provider in Puerto Rico, has adopted Sybase RFID Enterprise as the data repository and integration platform to extend the capabilities of its inventory management systems: http://www.sybase.com/detail?id=1035270

•	Revealed Kwik Trip, one of the largest independently held convenience store chains in the United States, is using iAnywhere Solutions’ Afaria to centrally manage, deliver and deploy Microsoft software patches: http://www.ianywhere.com/press_releases/kwik_trip_afaria.html

Partnerships:

•	Announced a strategic alliance by Sybase subsidiary iAnywhere Solutions with Eleven Technologies to deliver next-generation handheld solutions to the CPG industry: http://www.ianywhere.com/press_releases/eleven_technology_allia nce.html

•	Debuted Mobile Sales for BlackBerry Early Adopter Program from Sybase subsidiary iAnywhere Solutions, which will offer support for BlackBerry devices from Research In Motion to extend custom and packaged CRM systems to handheld devices: http://www.ianywhere.com/press_releases/bb_eap.html

•	Extended alliance with Sun to include Sybase support for the Solaris OS on the x64 platform in ASE, IQ and ASA: http://www.sybase.com/detail?id=1035559

Industry Accolades:

•	Recognized by Network Computing’s annual Well-Connected Awards for Sybase subsidiary iAnywhere Solutions’ Afaria mobile device management product, marking the third time Afaria has received top honors in this highly competitive category: http://www.ianywhere.com/press_releases/afaria_well_connected_a ward.html

•	Acknowledged by the Software and Information Industry Association (SIIA) Codie Awards for subsidiary iAnywhere Solutions’ AvantGo mobile Internet service as “Best Mobile Content Service”: http://www.ianywhere.com/press_releases/siia_2005_codie_award.html

•	Announced that nine of its Computerworld Honors Laureates were selected as worldwide finalists and three received the 21st Century Achievement award; the customers were acknowledged as distinguished organizations and institutions leading the global information technology revolution: http://www.ianywhere.com/press_releases/sybase_computerworld.html

Events:

s	Conducted a 6-city mobility executive seminar series with Intel and HP, spotlighting subsidiary iAnywhere Solutions’ customers and its Always Available Computing model: http://www.ianywhere.com/press_releases/mobility_seminar.html

Sybase, Afaria, Avaki, AvantGo, Financial Fusion, iAnywhere Solutions, SQL Anywhere Studio and TradeForce are trademarks of Sybase, Inc. or its subsidiaries. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended June 30, 2004				Three Months Ended June 30, 2005
(In thousands, except per share data)		Pro forma				Pro forma
	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$67,915	—		$67,915	$60,427	—		$60,427
Services	136,493	—		136,493	127,603	—		127,603

Total revenues	204,408	—		204,408	188,030	—		188,030

Costs and expenses:
Cost of license fees	11,721	(2,341	) a	9,380	15,558	(4,567	) a	10,991
Cost of services	39,928	(99	) b	39,829	41,517	(62	) b	41,455
Sales and marketing	65,360	(131	) b	65,229	62,194	(128	) b	62,066
Product development and engineering	34,305	(7	) b	34,298	29,141	(20	) b	29,121
General and administrative	23,077	(1,703	) b	21,374	22,634	(1,334	) b	21,300
Amortization of other purchased intangibles	1,677	(1,677	) a	—	1,285	(1,285	) a	—
Cost (Reversal) of restructure	289	(289	) c	—	(253)	253	c	—

Total costs and expenses	176,357	(6,247)		170,110	172,076	(7,143)		164,933

Operating income	28,051	6,247		34,298	15,954	7,143		23,097

Interest income and expense and other, net	3,631	—		3,631	2,387	—		2,387

Income before income taxes	31,682	6,247		37,929	18,341	7,143		25,484

Provision for income taxes	15,827	(2,931	) d	12,896	5,519	2,636	d	8,155

Net income	$15,855	$9,178		$25,033	$12,822	$4,507		$17,329

Basic net income per share	$0.18	$0.10		$0.28	$0.13	$0.05		$0.18

Shares used in computing basic net income per share	88,905	88,905		88,905	96,130	96,130		96,130

Diluted net income per share	$0.17	$0.10		$0.27	$0.13	$0.05		$0.18

Shares used in computing diluted net income per share	91,323	91,323		91,323	98,612	98,612		98,612

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Six Months Ended June 30, 2004				Six Months Ended June 30, 2005
(In thousands, except per share data)		Pro forma				Pro forma
	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$130,623	—		$130,623	$118,332	—		$118,332
Services	265,696	—		265,696	252,857	—		252,857

Total revenues	396,319	—		396,319	371,189	—		371,189

Costs and expenses:
Cost of license fees	25,979	(7,051	) a	18,928	29,138	(8,398	) a	20,740
Cost of services	80,268	(166	) b	80,102	83,146	(107	) b	83,039
Sales and marketing	124,938	(224	) b	124,714	120,434	(196	) b	120,238
Product development and engineering	67,832	(16	) b	67,816	59,808	(39	) b	59,769
General and administrative	45,310	(2,991	) b	42,319	43,577	(2,504	) b	41,073
Amortization of other purchased intangibles	3,354	(3,354	) a	—	1,785	(1,785	) a	—
Cost (Reversal) of restructure	281	(281	) c	—	(128)	128	c	—

Total costs and expenses	347,962	(14,083)		333,879	337,760	(12,901)		324,859

Operating income	48,357	14,083		62,440	33,429	12,901		46,330

Interest income and expense and other, net	6,739	—		6,739	5,977	—		5,977

Income before income taxes	55,096	14,083		69,179	39,406	12,901		52,307

Provision for income taxes	25,895	(2,374	) d	23,521	13,398	3,340	d	16,738

Net income	$29,201	$16,457		$45,658	$26,008	$9,561		$35,569

Basic net income per share	$0.32	$0.18		$0.50	$0.27	$0.10		$0.37

Shares used in computing basic net income per share	90,787	90,787		90,787	96,710	96,710		96,710

Diluted net income per share	$0.31	$0.18		$0.49	$0.26	$0.10		$0.36

Shares used in computing diluted net income per share	93,231	93,231		93,231	99,826	99,826		99,826

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
(In thousands, except share and per share data)	2005	2004
	(Unaudited)
Current assets:
Cash and cash equivalents	$417,436	$321,417
Short-term investments	468,264	158,217

Total cash, cash equivalents and short-term cash investments	885,700	479,634

Restricted cash	5,098	5,356
Accounts receivable, net	104,592	157,897
Deferred income taxes	11,179	11,205
Other current assets	19,999	14,790

Total current assets	1,026,568	668,882

Long-term cash investments	20,022	33,998
Restricted long-term cash investments	2,600	2,600
Property, equipment and improvements, net	58,543	64,371
Deferred income taxes	40,822	39,440
Capitalized software, net	65,629	61,771
Goodwill, net	215,062	214,110
Other purchased intangibles, net	64,455	67,208
Other assets	39,166	31,142

Total assets	$1,532,867	$1,183,522

Current liabilities:
Accounts payable	$10,010	$11,962
Accrued compensation and related expenses	39,893	43,632
Accrued income taxes	58,042	32,595
Other accrued liabilities	71,706	81,715
Deferred revenue	203,314	208,741

Total current liabilities	382,965	378,645

Other liabilities	34,330	33,121
Long-term deferred revenue	5,899	10,170
Minority interest	5,030	5,030
Long-term convertible debt	460,000	—

Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2004 - 105,337,362)	105	105
Additional paid-in capital	952,577	940,806
Accumulated deficit	(39,075)	(66,690)
Other comprehensive income	21,355	49,356
Less: Cost of treasury stock (15,442,337 shares and 2004 - 9,818,385)	(274,497)	(159,617)
Unearned compensation	(15,822)	(7,404)

Total stockholders’ equity	644,643	756,556

Total liabilities and stockholders’ equity	$1,532,867	$1,183,522

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2005	2004	2005	2004
Revenues:
License fees	$67,915	$60,427	$130,623	$118,332
Services	136,493	127,603	265,696	252,857

Total revenues	204,408	188,030	396,319	371,189

Costs and expenses:
Cost of license fees	9,380	10,991	18,928	20,740
Cost of services	39,829	41,455	80,102	83,039
Sales and marketing	65,229	62,066	124,714	120,238
Product development and engineering	34,298	29,121	67,816	59,769
General and administrative	21,374	21,300	42,319	41,073

Total costs and expenses	170,110	164,933	333,879	324,859

Operating income	34,298	23,097	62,440	46,330

Interest income and expense and other, net	3,631	2,387	6,739	5,977

Income before income taxes	37,929	25,484	69,179	52,307

Provision for income taxes	12,896	8,155	23,521	16,738

Net income	$25,033	$17,329	$45,658	$35,569

Basic net income per share	$0.28	$0.18	$0.50	$0.37

Shares used in computing basic net income per share	88,905	96,130	90,787	96,710

Diluted net income per share	$0.27	$0.18	$0.49	$0.36

Shares used in computing diluted net income per share	91,323	98,612	93,231	99,826

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., and ISDD Ltd. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2005	2004	2005	2004
Revenues:
License fees	$67,915	$60,427	$130,623	$118,332
Services	136,493	127,603	265,696	252,857

Total revenues	204,408	188,030	396,319	371,189

Costs and expenses:
Cost of license fees	11,721	15,558	25,979	29,138
Cost of services	39,928	41,517	80,268	83,146
Sales and marketing	65,360	62,194	124,938	120,434
Product development and engineering	34,305	29,141	67,832	59,808
General and administrative	23,077	22,634	45,310	43,577
Amortization of other purchased intangibles	1,677	1,285	3,354	1,785
Cost (Reversal) of restructure	289	(253)	281	(128)

Total costs and expenses	176,357	172,076	347,962	337,760

Operating income	28,051	15,954	48,357	33,429

Interest income and expense and other, net	3,631	2,387	6,739	5,977

Income before income taxes	31,682	18,341	55,096	39,406

Provision for income taxes	15,827	5,519	25,895	13,398

Net income	$15,855	$12,822	$29,201	$26,008

Basic net income per share	$0.18	$0.13	$0.32	$0.27

Shares used in computing basic net income per share	88,905	96,130	90,787	96,710

Diluted net income per share	$0.17	$0.13	$0.31	$0.26

Shares used in computing diluted net income per share	91,323	98,612	93,231	99,826

SYBASE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
	June 30,
(Dollars in thousands)	2005	2004
Cash and cash equivalents, beginning of year	$321,417	$315,404
Cash flows from operating activities:
Net income	29,201	26,008
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38,097	41,325
Write-off of assets in restructuring	—	427
Loss on disposal of assets	254	224
Deferred income taxes	(3,247)	(2,130)
Amortization of deferred stock-based compensation	3,397	2,845
Amortization of note issuance costs	691	—
Changes in assets and liabilities:
Accounts receivable	51,031	28,868
Other current assets	(5,206)	(580)
Other assets – operating	1,057	1,322
Accounts payable	(1,955)	3,793
Accrued compensation and related expenses	(3,736)	(4,113)
Accrued income taxes	25,549	(1,299)
Other accrued liabilities	(9,810)	(25,814)
Deferred revenues	(9,907)	10,175
Other liabilities	1,376	3,221

Net cash provided by operating activities	116,792	84,272
Cash flows from investing activities:
(Increase) Decrease in restricted cash	258	(95)
Purchases of available-for-sale cash investments	(520,887)	(101,307)
Maturities of available-for-sale cash investments	193,384	88,134
Sales of available-for-sale cash investments	30,958	71,673
Business combinations, net of cash acquired	(6,754)	(81,270)
Purchases of property, equipment and improvements	(8,230)	(14,553)
Proceeds from sale of fixed assets	9	110
Capitalized software development costs	(18,108)	(17,772)
(Increase) Decrease in other assets – investing	(15)	1

Net cash used for investing activities	(329,385)	(55,079)
Cash flows from financing activities:
Proceeds from the issuance of convertible subordinated notes, net of issuance costs	450,251	—
Repayments of long-term obligations	(959)	(22,173)
Payments on capital lease	(158)	—
Net proceeds from the issuance of common stock and reissuance of treasury stock	18,442	20,408
Purchases of treasury stock	(134,952)	(84,417)

Net cash provided by (used for) financing activities	332,624	(86,182)
Effect of exchange rate changes on cash	(24,012)	(5,626)

Net increase (decrease) in cash and cash equivalents	96,019	(62,615)

Cash and cash equivalents, end of period	417,436	252,789
Cash investments, end of period	488,286	198,681

Total cash, cash equivalents and cash investments, end of period	$905,722	$451,470

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED JUNE 30, 2005
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere		Consolidated
	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$46,611	$36	$—	$46,647
Mobile and Embedded	7,158	12,766	—	19,924
Financial Fusion products	1,344	—	—	1,344

Subtotal license fees	55,113	12,802	—	67,915
Intersegment license revenues	21	5,957	(5,978)	—

Total license fees	55,134	18,759	(5,978)	67,915

Services
Direct service revenue	119,486	9,500	—	128,986
Financial Fusion services	7,507	—	—	7,507
Intersegment service revenues	—	6,789	(6,789)	—

Total services	126,993	16,289	(6,789)	136,493

Total revenues	182,127	35,048	(12,767)	204,408

Total allocated costs and expenses	156,187	28,098	(12,767)	171,518

Operating income before unallocated costs	$25,940	$6,950	$—	$32,890

Other unallocated cost savings				(1,408)

Operating income after unallocated expenses				34,298

Interest income and expense and other, net				3,631

Income before income taxes				37,929

Provision for income taxes				12,896

Net income				$25,033

Basic net income per share				$0.28

Shares used in computing basic net income per share				88,905

Diluted net income per share				$0.27

Shares used in computing diluted net income per share				91,323

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., and ISDD Ltd. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE SIX MONTHS ENDED JUNE 30, 2005
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere		Consolidated
	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$93,472	$48	$—	$93,520
Mobile and Embedded	12,580	22,886	—	35,466
Financial Fusion products	1,637	—	—	1,637

Subtotal license fees	107,689	22,934	—	130,623
Intersegment license revenues	43	10,466	(10,509)	—

Total license fees	107,732	33,400	(10,509)	130,623

Services
Direct service revenue	232,878	18,440	—	251,318
Financial Fusion services	14,378	—	—	14,378
Intersegment service revenues	6	13,288	(13,294)	—

Total services	247,262	31,728	(13,294)	265,696

Total revenues	354,994	65,128	(23,803)	396,319

Total allocated costs and expenses	305,049	55,556	(23,803)	336,802

Operating income before unallocated costs	$49,945	$9,572	$—	$59,517

Other unallocated cost savings				(2,923)

Operating income after unallocated expenses				62,440

Interest income and expense and other, net				6,739

Income before income taxes				69,179

Provision for income taxes				23,521

Net income				$45,658

Basic net income per share				$0.50

Shares used in computing basic net income per share				90,787

Diluted net income per share				$0.49

Shares used in computing diluted net income per share				93,231

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., and ISDD Ltd. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JUNE 30, 2005
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere		Consolidated
	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$46,611	$36	$—	$46,647
Mobile and Embedded	7,158	12,766	—	19,924
Financial Fusion products	1,344	—	—	1,344

Subtotal license fees	55,113	12,802	—	67,915
Intersegment license revenues	21	5,957	(5,978)	—

Total license fees	55,134	18,759	(5,978)	67,915

Services
Direct service revenue	119,486	9,500	—	128,986
Financial Fusion services	7,507	—	—	7,507
Intersegment service revenues	—	6,789	(6,789)	—

Total services	126,993	16,289	(6,789)	136,493

Total revenues	182,127	35,048	(12,767)	204,408

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	156,187	28,098	(12,767)	171,518

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	25,940	6,950	—	32,890

Cost of restructure - 2005 Activity	289	—	—	289
Amortization of customer lists	500	711	—	1,211
Amortization of covenant not to compete	—	466	—	466
Amortization of purchased technology	1,362	979	—	2,341

Operating income before unallocated costs	$23,789	$4,794	$—	$28,583

Other unallocated costs				532

Operating income after unallocated expenses				28,051

Interest income and expense and other, net				3,631

Income before income taxes				31,682

Provision for income taxes				15,827

Net income				$15,855

Basic net income per share				$0.18

Shares used in computing basic net income per share				88,905

Diluted net income per share				$0.17

Shares used in computing diluted net income per share				91,323

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2005
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere		Consolidated
	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$93,472	$48	$—	$93,520
Mobile and Embedded	12,580	22,886	—	35,466
Financial Fusion products	1,637	—	—	1,637

Subtotal license fees	107,689	22,934	—	130,623
Intersegment license revenues	43	10,466	(10,509)	—

Total license fees	107,732	33,400	(10,509)	130,623

Services
Direct service revenue	232,878	18,440	—	251,318
Financial Fusion services	14,378	—	—	14,378
Intersegment service revenues	6	13,288	(13,294)	—

Total services	247,262	31,728	(13,294)	265,696

Total revenues	354,994	65,128	(23,803)	396,319

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	305,049	55,556	(23,803)	336,802

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	49,945	9,572	—	59,517

Cost of restructure - 2005 Activity	281	—	—	281
Amortization of customer lists	1,000	1,422	—	2,422
Amortization of covenant not to compete	—	932	—	932
Amortization of purchased technology	5,093	1,958	—	7,051

Operating income before unallocated costs	$43,571	$5,260	$—	$48,831

Other unallocated costs				474

Operating income after unallocated expenses				48,357

Interest income and expense and other, net				6,739

Income before income taxes				55,096

Provision for income taxes				25,895

Net income				$29,201

Basic net income per share				$0.32

Shares used in computing basic net income per share				90,787

Diluted net income per share				$0.31

Shares used in computing diluted net income per share				93,231